               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 27, 2001

                    WHOLESALE AUTO RECEIVABLES CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                   333-57494           38-3082709
-------------------------------    -----------      ------------------
(State or other jurisdiction of     Commission       (I.R.S. Employer
incorporation or organization)      File Number       Identification
                                                           No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                     19801
---------------------------------------              ----------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code   302-658-7581
                                                     ------------
Items 1-6.    Not Applicable.

Item 7.   Financial Statements and Exhibits.

     (a)  Not Applicable
     (b)  Not Applicable
     (c)  Exhibits

     Exhibits 5.1 and 8.1  The following are filed as Exhibits to this Report

          5.1  Opinion of Kirkland and Ellis with respect to enforceability

          8.1  Opinion of Kirkland and Ellis with respect to tax matters

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             WHOLESALE AUTO RECEIVABLES CORPORATION
                             --------------------------------------
                                          (Registrant)

                             /s/  WILLIAM F. MUIR
                             --------------------------------------
Dated:   August 27, 2001     William F. Muir, Chairman of the Board
         ---------------
                             /s/ JOHN D. FINNEGAN
                             --------------------------------------
Dated:   August 27, 2001     John D. Finnegan, President and Director
         ---------------

                                 EXHIBIT INDEX

Exhibit         Description
-------         -----------

5.1             Opinion of Kirkland and Ellis with respect to enforceability

8.1             Opinion of Kirkland and Ellis with respect to tax matters